SUPPLEMENT DATED APRIL 16, 2019
TO THE SUMMARY PROSPECTUS, PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION
DATED JULY 11, 2018
AS REVISED AUGUST 15, 2018
OF
MORNINGSTAR FUNDS TRUST
Morningstar U.S. Equity Fund (the “Fund”)

Effective immediately, the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information are amended as follows:

I.        All references to “Levin Capital Strategies, L.P.” and “Levin Capital Strategies, LP” in the Summary Prospectus, Prospectus and Statement of Additional Information are replaced with “Levin Easterly Partners LLC,” and all references to “LCS” and “Levin Capital” are replaced with “LEP” and “Levin Easterly,” respectively.

II.       In the “Management of the Funds—Subadvisers and Portfolio Managers—Morningstar U.S. Equity Fund” section of the Prospectus, the first paragraph relating to Levin Capital Strategies, L.P. is replaced with the following:

Levin Easterly Partners LLC (Levin Easterly), 595 Madison Avenue, 17th Floor, New York, NY 10022, serves as a subadviser to the Fund under a subadvisory agreement (the Levin Easterly Subadvisory Agreement) with Morningstar on behalf of the Fund. Levin Easterly is registered as an investment adviser with the SEC and was founded in 2019. Levin Easterly is wholly owned by LE Partners Holdings LLC, a Delaware limited liability company, which is majority-owned and controlled by Mr. Darrell Crate and Mr. Avshalom Kalichstein, and owned by employees of Levin Easterly. As of April 1, 2019, Levin Easterly had approximately $6.1 billion in assets under management. The following portfolio manager is primarily responsible for the day-to-day management of Levin Easterly’s allocated portion of the Fund’s portfolio:

III.       In the “The Funds’ Investment Team—The Subadvisers—Morningstar U.S. Equity Fund” section of the Statement of Additional Information, the paragraph relating to Levin Capital Strategies, L.P. is replaced with the following:

Levin Easterly Partners LLC (Levin Easterly) is a subadviser for the Fund pursuant to a Subadvisory Agreement with the adviser and the Trust. Levin Easterly is wholly owned by LE Partners Holdings LLC, a Delaware limited liability company, which is majority-owned and controlled by Mr. Darrell Crate and Mr. Avshalom Kalichstein, and owned by employees of Levin Easterly. For its services as subadviser to its portion of the Fund’s assets, Levin Easterly is entitled to receive a fee from the adviser.

Please retain this supplement for future reference.